EXHIBIT 24


RELIASTAR LIFE INSURANCE COMPANY

Power of Attorney
of Director and Officer


The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, JAMES M. ODLAND, AND GREGORY A. OLSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of January, 2000.


/s/ Robert C. Salipante
--------------------------------
Robert C. Salipante


Rev. 01/2000

RELIASTAR LIFE INSURANCE COMPANY

Power of Attorney
of Director and Officer


The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, JAMES M. ODLAND, AND GREGORY A. OLSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of January, 2000.


/s/ Richard R. Crowl
--------------------------------
Richard R. Crowl


Rev. 01/2000

RELIASTAR LIFE INSURANCE COMPANY

Power of Attorney
of Director and Officer


The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, JAMES M. ODLAND, AND GREGORY A. OLSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of January, 2000.


/s/ Wayne R. Huneke
--------------------------------
Wayne R. Huneke


Rev. 01/2000

RELIASTAR LIFE INSURANCE COMPANY

Power of Attorney
of Director and Officer


The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, JAMES M. ODLAND, AND GREGORY A. OLSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of January, 2000.


/s/ Kenneth U. Kuk
--------------------------------
Kenneth U. Kuk


Rev. 01/2000

RELIASTAR LIFE INSURANCE COMPANY

Power of Attorney
of Director and Officer


The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, JAMES M. ODLAND, AND GREGORY A. OLSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of January, 2000.


/s/ William R. Merriam
--------------------------------
William R. Merriam


Rev. 01/2000

RELIASTAR LIFE INSURANCE COMPANY

Power of Attorney
of Director and Officer


The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, JAMES M. ODLAND, AND GREGORY A. OLSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of January, 2000.


/s/ John G. Turner
--------------------------------
John G. Turner


Rev. 01/2000

RELIASTAR LIFE INSURANCE COMPANY

Power of Attorney
of Director and Officer


The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, JAMES M. ODLAND, AND GREGORY A. OLSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of January, 2000.


/s/ James R. Miller
--------------------------------
James R. Miller


Rev. 01/2000

RELIASTAR LIFE INSURANCE COMPANY

Power of Attorney
of Director and Officer


The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, JAMES M. ODLAND, AND GREGORY A. OLSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 6th day of January, 2000.


/s/ Michael J. Dubes
--------------------------------
Michael J. Dubes


Rev. 01/2000

RELIASTAR LIFE INSURANCE COMPANY

Power of Attorney
of Director and Officer


The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, JAMES M. ODLAND, AND GREGORY A. OLSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 6th day of January, 2000.


/s/ Mark S. Jordahl
--------------------------------
Mark S. Jordahl


Rev. 01/2000

RELIASTAR LIFE INSURANCE COMPANY

Power of Attorney
of Director and Officer


The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, JAMES M. ODLAND, AND GREGORY A. OLSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of January, 2000.


/s/ Susan W. A. Mead
--------------------------------
Susan W. A. Mead


Rev. 01/2000

RELIASTAR LIFE INSURANCE COMPANY

Power of Attorney
of Director and Officer


The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, JAMES M. ODLAND, AND GREGORY A. OLSON, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of January, 2000.


/s/ Dewette Ingham
--------------------------------
Dewette Ingham


Rev. 01/2000